UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-21915

Date of Report: February 4, 2006

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Executive Officer Salaries. On February 4, 2006, the Compensation Committee of Coldwater Creek Inc.’s Board of Directors approved the annual base salaries of the company’s executive officers, effective January 29, 2006. The base salaries of the Company’s Chief Executive Officer and the next most highly compensated executive officers listed in the Company’s Proxy Statement for the 2005 Annual Stockholders Meeting filed in May 2005 are set forth below.

Name and Position	Base Salary (as of Jan. 29, 2006)
Dennis C. Pence, Chief Executive Officer and Chairman	$825,000
Georgia Shonk-Simmons, President and Chief Merchandising Officer	$600,000
Daniel Griesemer, Executive Vice President, Sales and Marketing	$450,000
Melvin Dick, Executive Vice President and Chief Financial Officer	$425,000
Daniel Moen, Senior Vice President and Chief Information Officer	$300,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

Date: February 9, 2006	/s/ Melvin Dick
Melvin Dick Executive Vice President, Chief Financial Officer